UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ___)
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MOLINA HEALTHCARE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOLINA HEALTHCARE, INC.
__________________________

SUPPLEMENT TO PROXY STATEMENT
FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 3, 2017
_________________________

This supplement (this "Supplement") supplements and amends the definitive proxy statement of Molina Healthcare, Inc. (the "Company," Molina Healthcare," "our" or "we") filed with the SEC on March 13, 2017 (the "Proxy Statement"), for the 2017 Annual Meeting of Stockholders and any adjournment or postponement thereof (the "Annual Meeting").  On March 22, 2017, we mailed to stockholders of record as of the close of business on March 9, 2017 a Notice of Internet Availability of Proxy Materials ("Notice") containing instructions on how to access the proxy statement, the Company's 2016 Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the "Annual Report"), and other soliciting materials via the Internet.  The Annual Meeting is scheduled to be held on Wednesday, May 3, 2017, at 10:00 a.m. Pacific Time, at our corporate headquarters located at 200 Oceangate, 15th Floor, Long Beach, California 90802.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Changes in Leadership

On May 2, 2017, the Board of Directors (the "Board") of the Company terminated the employment of Dr. J. Mario Molina as President and Chief Executive Officer, and John C. Molina as Chief Financial Officer and Treasurer, without cause by written notice under the terms of their respective employment agreements with the Company.  The Board decided to change leadership due to the Company's disappointing financial performance, and in order to drive profitability through operational improvements.  The terminations were effective immediately and will entitle Dr. Molina and Mr. Molina to severance benefits as set forth in and subject to the terms and conditions of their respective employment agreements and, in the case of acceleration and vesting of all previously granted equity compensation as provided for in their respective employment agreements, subject to the terms of applicable award agreements and, with respect to grants of time-based and performance-based equity compensation granted in 2017, subject to approval by the Company's stockholders of the amendment and restatement of the Molina Healthcare, Inc. 2011 Equity Incentive Plan at the Company's Annual Meeting (to be adjourned as described below).   Dr. Molina and Mr. Molina will continue to serve as directors on the Board, and Dr. Molina remains a candidate for re-election as a director at the Company's Annual Meeting.

In connection with the terminations of Dr. Molina and Mr. Molina, the Board appointed Joseph W. White as Chief Financial Officer and Treasurer and Interim President and Chief Executive Officer, effective immediately.  Mr. White will serve as the Company's principal financial officer and principal accounting officer and interim principal executive officer for purposes of the Securities Exchange Act of 1934, as amended.  Mr. White will no longer serve as the Company's Chief Accounting Officer.  The position of Chief Accounting Officer will remain vacant following Mr. White's resignation until further action by the Board.  The Board will immediately commence the search process for a permanent CEO. In addition, the Board has named current Director Dale B. Wolf as Non-Executive Chairman of the Board.  The leadership changes described in this Supplement are effective immediately.

The compensation that Mr. White will receive in his role as Chief Financial Officer and Treasurer and Mr. Wolf in his role as Non-Executive Chairman of the Board has not yet been determined.

Intention to Adjourn with Respect to all of the Proposals in the Proxy Statement

As described in the Proxy Statement, we have asked our stockholders to vote upon the following matters (collectively, the "Proposals"):

1.	To elect three Class III directors to hold office until the 2020 annual meeting;

2.	To consider and approve, on a non-binding, advisory basis, the compensation of our named executive officers;

3.	To conduct an advisory vote on the frequency of a stockholder vote on the compensation of our named executive officers;

4.
To approve an amendment and restatement of the Molina Healthcare, Inc. 2011 Equity Incentive Plan and re-approve the material terms of the performance goals for Section 162(m)(1) awards under the Equity Incentive Plan;

5.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2017.

Based on the recent developments described above, the Company's Board of Directors has determined that it is in the best interests of the Company and its stockholders to delay the consideration by our stockholders of the Proposals and approve the adjournment of the Annual Meeting from Wednesday May 3, 2017 until Wednesday May 10, 2017 (the "Adjourned Annual Meeting") to allow stockholders additional time to consider the information provided in this Supplement, the Current Report on Form 8-K regarding these matters filed on May 2, 2017, and the press release attached as an exhibit thereto, and to change their votes if desired.  As a result, we will not open the polls or take a vote on any of the Proposals  at the Annual Meeting  and instead will adjourn the Annual Meeting until May 10, 2017.  The Adjourned Annual Meeting will take place at 10:00 a.m. Pacific Time, at our corporate headquarters located at 200 Oceangate, 15th Floor, Long Beach, California 90802.  The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Proxy Statement. As to any other business that may properly come before the Annual Meeting, however, it is intended that the named proxies vote in respect thereof in accordance with their best judgment.  The record date for the meeting will remain March 9, 2017.

Registered stockholders may vote in person by ballot at the Adjourned Annual Meeting, or by one of the following methods:
●	By Mail. If you requested printed copies of the proxy materials to be mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided;

●	By Telephone. Call the toll-free telephone number on the Notice and follow the recorded instructions;

●	By Internet. Access our secure website registration page through the Internet, as identified on the Notice, and follow the instructions; or

●	In Person. Follow the instructions provided in the Notice.

Please note that the telephone and Internet voting facilities for registered stockholders for all matters will close at 11:59 p.m. Eastern Time on May 2, 2017.and will reopen following adjournment of the Annual Meeting and will close one day prior to the Adjourned Annual meeting at 11:59 p.m. Eastern Time on May 9, 2017.

If your shares are held by a broker, bank or other nominee, you should have received instructions on how to vote or instruct the broker to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Adjourned Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Adjourned Annual Meeting to vote your shares.

Street name stockholders may generally vote by one of the following methods:

●
By Mail. If you requested printed copies of the proxy materials to be mailed to you, you may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope. Contact the bank, broker or other holder of record if you need a new or replacement voting instruction card;

●
By Methods Listed on Voting Instruction Card. Please refer to your voting instruction card or other information provided by your bank, broker or other holder of record to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the record holder; or

●
In Person with a Proxy from the Record Holder. A street name stockholder who wishes to vote at either or both of the Annual Meeting or the Adjourned Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card provided to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at either or both of the Annual Meeting or the Adjourned Annual Meeting.

IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO DO ANYTHING. YOUR VOTE WILL BE TABULATED AS YOU INSTRUCTED AT THE ADJOURNED ANNUAL MEETING.

Changing a Vote

You may change your vote on any matter in the Proxy Statement at any time prior to the Adjourned Annual Meeting.  To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Adjourned Annual Meeting, as applicable, and vote your shares in person; (ii) send a written notice of revocation to our Corporate Secretary at our principal executive office (200 Oceangate, Suite 100, Long Beach, California 90802) before the proxy holders vote your shares on a particular matter; (iii) send in a new proxy card with a late date (which must be received prior to the Adjourned Annual Meeting); or (iv) vote again on a later date by telephone or on the Internet prior to 11:59 p.m. Eastern Time on May 9, 2017 (only your latest Internet or telephone proxy submitted prior to the vote on a particular matter will be counted).

If your shares are held by a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions on changing your vote.
Except as specifically revised by the information contained herein, this Supplement does not revise or update any of the other information set forth in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement and the Annual Report. From and after the date of this Supplement, any references to the "Proxy Statement" are to the Proxy Statement as supplemented hereby.

This Supplement is dated May 2, 2017.

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